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                                                                    EXHIBIT 10.4


                      SUPPLEMENT TO GRANTOR TRUST AGREEMENT


         THIS SUPPLEMENT TO GRANTOR TRUST AGREEMENT (this "Supplement") is made and entered into as of the 22nd day of January, 1998, by NATIONAL AMERICAN CORPORATION, a Nevada corporation (the "Company"), and a majority of the persons presently named as beneficiaries under the Grantor Trust Agreement, dated as of September 30, 1991 (the "Trust Agreement"), between the Company and UNION BANK OF CALIFORNIA, N. A., as Trustee (the "Trustee").

                                    RECITALS

         A. The Company entered into the Trust Agreement to provide, among other things, for the funding of its indemnification obligations to its directors and officers under indemnification agreements, its constituent instruments, and applicable law.

         B. Pursuant to Section 12 of the Trust Agreement, the Company and a majority of the persons presently named as beneficiaries under the Trust Agreement desire to provide for the termination of the trust created by the Trust Agreement (the "Trust") and for the distribution to the Company of all of the assets in the Trust as of January 31, 1998.

         C. There is no litigation or other proceeding pending or threatened with respect to any Claim (as defined in the Trust Agreement) and no beneficiary under the Trust Agreement has given notice that any Claim is likely to be asserted in the future on the grounds of evidence known to or suspected by such beneficiary.

                                   AGREEMENTS

         NOW, THEREFORE, the Company and a majority of the persons presently named as beneficiaries under the Trust Agreement, intending to be legally bound, hereby agrees as follows:

         1. Pursuant to Section 12 of the Trust Agreement, the Company and the seven (7) persons signing below, who represent a majority of the thirteen (13) persons presently named as beneficiaries under the Trust Agreement, hereby agree and consent to the termination of the Trust and to the distribution to the Company of all of the assets in the Trust as of January 31, 1998. For this purpose, the Trustee is authorized and directed to (a) determine the market value of the assets in the Trust as of January 31, 1998, and (b) liquidate and distribute to the Company an amount equal to one hundred percent (100%) of the market value of the assets in the Trust as of January 31, 1998.

         IN WITNESS WHEREOF, this Supplement has been executed and delivered as of the date first above written.




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                               NATIONAL AMERICAN CORPORATION



                               By: /s/ William J. Shaw
                                   -----------------------------------------
                                   William J. Shaw
                                   President and Chief Executive Officer


                     AGREEMENT AND CONSENT OF BENEFICIARIES

        The undersigned, a beneficiary of the Trust Agreement referred to in the foregoing Supplement to Grantor Trust Agreement (the "Supplement"), hereby acknowledges receipt of, and consents and agrees to, the terms of the Supplement.

Dated:  January 22, 1998                    /s/ R. Gerald Gelinas
        -------------------------           ---------------------------
                                            R. Gerald Gelinas

Dated:  January 22, 1998                    /s/ Donald W. Hair
        -------------------------           ---------------------------
                                            Donald W. Hair

Dated:  January 22, 1998                    /s/ Kenneth E. Hendrycy
        -------------------------           ---------------------------
                                            Kenneth E. Hendrycy

Dated:  January 22, 1998                    /s/ Walter B. Jaccard
        -------------------------           ---------------------------
                                            Walter B. Jaccard

Dated:  January 22, 1998                    /s/ David A. McCrum
        -------------------------           ---------------------------
                                            David A. McCrum

Dated:  January 22, 1998                    /s/ William J. Shaw
        -------------------------           ---------------------------
                                            William J. Shaw

Dated:  January 22, 1998                    /s/ Harry J. White, Jr.
        -------------------------           ---------------------------
                                            Harry J. White, Jr.



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